UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) January 10,
2001

             The Cyber Group Network Corporation
     (Exact name of Registrant as specified in charter)


      Nevada             000-28153           88-0407473
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)          Identification)
  incorporation)



    720 E. Carnegi Drive, Suite 200, San          90408
               Bernadino, CA
  (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:(909) 890-
9769

897 Via Lata Dr., Suite M, Colton, CA 90324
(Former name or former address, if changed, since last report)


ITEM 5.  OTHER EVENTS

At a meeting of the Board of Directors held on January 10, 2001, the Board appointed Nisha Kapoor to serve in the capacity of President of the Company. Ms. Kapoor replaces
Thomas Hobson, who was serving as President on an interim basis until a permanent President could be retained.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 21, 2001

                         THE CYBER GROUP NETWORK CORPORATION


                         By:  /s/ Nisha Kapoor
                         ___________________________________
                         Nisha Kapoor, President